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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 12, 1997
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                                    BTG, INC.
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            (Exact name of registrant as specified in its charter)


        Virginia                000-25094                54-1194161
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(State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)           File No.)            Identification No.)


3877 Fairfax Ridge Road, Fairfax, Virginia                  22030
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(Address of principal executive offices)                 (Zip Code)


             Registrant's telephone number, including area code:
                                (703) 383-8000


                             Not applicable
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        (Former name or former address, if changed since last report)

                         Exhibit Index on Page:
                                               ---

                        Total Number of Pages:
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Item 7. Financial Statements and Exhibits

        (a) The audited financial statements of Nations, Inc. ("Nations"), including independent auditors' report thereon, as of December 31, 1996 and for the year then ended, and the unaudited financial statements of Nations three-month periods ended March 31, 1997 and 1996, are included at Exhibit 99(a) and incorporated herein by reference.

        (b) Pro Forma unaudited financial information for BTG giving effect to the Acquisition as of and for the year ended March 31, 1997, is included at
Exhibit 99(b) and incorporated herein by reference.

        (c) Exhibits.

            99(a) Audited financial statement of Nations, including independent auditors' report thereon, as of December 31, 1996 and for the year then ended, and unaudited financial statements of Nations for the three-month periods ended March 31, 1997 and 1996.

            99(b) Pro forma unaudited financial information for BTG giving effect to the Acquisition as of, and for the year ended March 31, 1997.




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BTG, INC.


Date:  August 14, 1997             By:/s/ John M. Hughes
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                                    John M. Hughes, Senior Vice President &
                                    Chief Financial Officer